AQR FUNDS

Supplement dated November 27, 2019 (“Supplement”)

to the Class I Shares and Class N Shares Summary Prospectus

and the Class R6 Shares Summary Prospectus,

each dated May 1, 2019, as amended

(each, a “Summary Prospectus” and together, the “Summary Prospectuses”),

of the AQR Multi-Strategy Alternative Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectuses. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective January 1, 2020, the section of each Summary Prospectus entitled “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Of the Adviser
John M. Liew, Ph.D., M.B.A.	July 18, 2011	Founding Principal of the Adviser
Ronen Israel, M.A.	July 18, 2011	Principal of the Adviser
Michael Katz, Ph.D., A.M.	March 16, 2016	Principal of the Adviser
Yao Hua Ooi	January 1, 2020	Principal of the Adviser
Of the Sub-Adviser
Mark L. Mitchell, Ph.D.	July 18, 2011	Principal of the Sub-Adviser
Todd C. Pulvino, Ph.D., A.M., M.S.	July 18, 2011	Principal of the Sub-Adviser

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE